Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2019				2018						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$10,816	$11,760	$12,397	$34,972	$10,037	$10,465	$10,794	$31,296	$10,998	$42,294	15%	12%

Costs, Expenses and Other
Cost of sales	3,052	3,401	3,990	10,443	3,184	3,417	3,619	10,220	3,289	13,509	10%	2%
Selling, general and administrative	2,425	2,712	2,589	7,726	2,508	2,508	2,443	7,459	2,643	10,102	6%	4%
Research and development	1,931	2,189	3,204	7,324	3,196	2,274	2,068	7,538	2,214	9,752	55%	-3%
Restructuring costs	153	59	232	444	95	228	171	494	138	632	36%	-10%
Other (income) expense, net	188	140	35	362	(291)	(48)	(172)	(512)	110	(402)	*	*
Income Before Taxes	3,067	3,259	2,347	8,673	1,345	2,086	2,665	6,097	2,604	8,701	-12%	42%
Taxes on Income	205	615	440	1,259	604	370	707	1,682	826	2,508
Net Income	2,862	2,644	1,907	7,414	741	1,716	1,958	4,415	1,778	6,193	-3%	68%
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(53)	(26)	6	(73)	5	9	8	22	(49)	(27)
Net Income Attributable to Merck & Co., Inc.	$2,915	$2,670	$1,901	$7,487	$736	$1,707	$1,950	$4,393	$1,827	$6,220	-3%	70%
Earnings per Common Share Assuming Dilution	$1.12	$1.03	$0.74	$2.89	$0.27	$0.63	$0.73	$1.63	$0.69	$2.32	1%	77%

Average Shares Outstanding Assuming Dilution	2,603	2,588	2,572	2,587	2,710	2,696	2,678	2,694	2,634	2,679

Tax Rate	6.7%	18.9%	18.7%	14.5%	44.9%	17.8%	26.5%	27.6%	31.7%	28.8%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2018

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)	Adjustment Subtotal	Non-GAAP
Cost of sales	$3,619	680		2		420	1,102	$2,517
Selling, general and administrative	2,443	2					2	2,441
Research and development	2,068	5		(4)			1	2,067
Restructuring costs	171			171			171	-
Other (income) expense, net	(172)	(10)					(10)	(162)
Income Before Taxes	2,665	(677)		(169)		(420)	(1,266)	3,931
Income Tax Provision (Benefit)	707	(26	)(4)	(20	)(4)	8	(38)	745
Net Income	1,958	(651)		(149)		(428)	(1,228)	3,186
Net Income Attributable to Merck & Co., Inc.	1,950	(651)		(149)		(428)	(1,228)	3,178
Earnings per Common Share Assuming Dilution	$0.73	(0.24)		(0.06)		(0.16)	(0.46)	$1.19

Tax Rate	26.5%							18.9%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses primarily reflect an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net primarily reflect royalty income, partially offset by an increase in the estimated fair value measurement of liabilities for contingent consideration related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Amount included in cost of sales represents a charge related to the termination of a collaboration agreement with Samsung Bioepis Co., Ltd. for insulin glargine.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2018

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)		Adjustment Subtotal	Non-GAAP
Cost of sales	$10,220	2,147		11		420		2,578	$7,642
Selling, general and administrative	7,459	26		2				28	7,431
Research and development	7,538	7		1		1,744		1,752	5,786
Restructuring costs	494			494				494	-
Other (income) expense, net	(512)	85				(54)		31	(543)
Income Before Taxes	6,097	(2,265)		(508)		(2,110)		(4,883)	10,980
Income Tax Provision (Benefit)	1,682	(230	)(4)	(69	)(4)	(101	)(4)	(400)	2,082
Net Income	4,415	(2,035)		(439)		(2,009)		(4,483)	8,898
Net Income Attributable to Merck & Co., Inc.	4,393	(2,035)		(439)		(2,009)		(4,483)	8,876
Earnings per Common Share Assuming Dilution	$1.63	(0.75)		(0.16)		(0.75)		(1.66)	$3.29

Tax Rate	27.6%								19.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses primarily reflect an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net primarily reflect an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Amount included in cost of sales represents a charge related to the termination of a collaboration agreement with Samsung Bioepis Co., Ltd. for insulin glargine.  Amounts included in research and development expenses represent a $1.4 billion charge related to the formation of a collaboration with Eisai Co., Ltd., as well as a $344 million charge for the acquisition of Viralytics Limited.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2019

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2019	3Q 2018	% Change	3Q 2019	3Q 2018	% Change	3Q 2019	3Q 2018	% Change
TOTAL SALES (1)	$12,397	$10,794	15	$5,525	$5,030	10	$6,872	$5,764	19
PHARMACEUTICAL	11,095	9,658	15	5,132	4,649	10	5,962	5,010	19
Oncology
Keytruda	3,070	1,889	62	1,743	1,109	57	1,327	780	70
Alliance Revenue - Lynparza (2)	123	49	154	71	33	112	53	15	*
Alliance Revenue - Lenvima (2)	109	43	154	65	30	117	44	13	*
Emend	98	123	-20	42	71	-40	56	52	7
Vaccines (3)
Gardasil / Gardasil 9	1,320	1,048	26	761	740	3	558	308	81
ProQuad / M-M-R II / Varivax	623	525	19	482	429	12	141	96	48
Pneumovax 23	237	214	11	179	160	12	58	54	6
RotaTeq	180	191	-5	102	134	-24	78	57	37
Vaqta	62	66	-6	36	36	1	26	30	-14
Hospital Acute Care
Bridion	284	217	31	133	96	38	151	120	25
Noxafil	177	188	-6	77	89	-13	100	99
Primaxin	77	72	7	2	1	138	75	71	6
Cancidas	62	79	-21		2	-79	62	77	-19
Invanz	57	137	-58	(1)	74	-101	58	62	-7
Cubicin	52	95	-45	14	55	-74	38	40	-5
Immunology
Simponi	203	210	-3				203	210	-3
Remicade	101	135	-25				101	135	-25
Neuroscience
Belsomra	80	66	22	23	23	-1	57	43	34
Virology
Isentress / Isentress HD	250	275	-9	102	123	-18	149	151	-2
Zepatier	83	104	-20	24	18	30	59	86	-31
Cardiovascular
Zetia	147	165	-11	5	9	-44	142	157	-9
Vytorin	57	92	-38	5		*	52	92	-43
Atozet	97	84	15				97	84	15
Adempas	107	94	14				107	94	14
Diabetes (4)
Januvia	807	927	-13	367	498	-26	440	429	3
Janumet	503	563	-11	129	225	-43	375	339	11
Women's Health
NuvaRing	241	234	3	202	193	5	39	41	-5
Implanon / Nexplanon	199	186	7	136	133	2	62	53	17
Diversified Brands
Singulair	152	161	-6	11	5	116	140	156	-10
Cozaar / Hyzaar	116	103	13	6	4	34	110	99	12
Arcoxia	72	83	-13				72	83	-13
Follistim AQ	62	60	2	27	26	3	35	34	2
Nasonex	58	71	-17	4	7	-40	55	64	-15
Other Pharmaceutical (5)	1,229	1,109	11	385	326	18	842	786	7

ANIMAL HEALTH	1,122	1,021	10	337	306	10	785	715	10
Livestock	726	660	10	144	153	-6	582	508	15
Companion Animals	396	361	10	193	153	25	203	207	-2

Other Revenues (6)	180	115	59	56	75	-25	125	39	*

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $2,517 million and $2,159 million on a global basis for third quarter 2019 and 2018, respectively.

(4) Total Diabetes sales were $1,360 million and $1,506 million on a global basis for third quarter 2019 and 2018, respectively.

(5) Includes Pharmaceutical products not individually shown above.

(6) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2019

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Sep YTD 2019	Sep YTD 2018	% Change	Sep YTD 2019	Sep YTD 2018	% Change	Sep YTD 2019	Sep YTD 2018	% Change
TOTAL SALES (1)	$34,972	$31,296	12	$15,183	$13,425	13	$19,789	$17,871	11
PHARMACEUTICAL	31,218	27,859	12	14,065	12,206	15	17,153	15,653	10
Oncology
Keytruda	7,973	5,020	59	4,525	2,906	56	3,448	2,114	63
Emend	336	396	-15	173	239	-28	163	157	4
Alliance Revenue - Lynparza (2)	313	125	151	186	88	112	126	37	*
Alliance Revenue - Lenvima (2)	280	78	*	169	49	*	112	29	*
Vaccines (3)
Gardasil / Gardasil 9	3,044	2,317	31	1,579	1,422	11	1,464	894	64
ProQuad / M-M-R II / Varivax	1,794	1,343	34	1,325	1,097	21	469	246	91
Pneumovax 23	592	586	1	428	394	8	164	192	-14
RotaTeq	564	540	4	360	384	-6	203	156	30
Vaqta	167	167		103	95	8	65	72	-10
Hospital Acute Care
Bridion	817	661	24	381	272	40	437	389	12
Noxafil	560	551	1	268	257	4	291	294	-1
Cubicin	207	287	-28	78	150	-48	129	137	-6
Primaxin	207	212	-2	2	6	-61	204	206	-1
Invanz	206	437	-53	30	252	-88	176	185	-5
Cancidas	191	257	-26	5	10	-52	187	247	-25
Immunology
Simponi	625	673	-7				625	673	-7
Remicade	322	459	-30				322	459	-30
Neuroscience
Belsomra	223	191	17	68	76	-10	155	115	35
Virology
Isentress / Isentress HD	752	860	-13	304	383	-21	449	477	-6
Zepatier	304	347	-12	96	8	*	208	339	-39
Cardiovascular
Zetia	443	696	-36	11	34	-67	432	662	-35
Vytorin	231	414	-44	11	11	-2	219	402	-45
Atozet	283	258	9				283	258	9
Adempas	302	238	27				302	238	27
Diabetes (4)
Januvia	2,539	2,756	-8	1,223	1,466	-17	1,317	1,291	2
Janumet	1,567	1,693	-7	462	625	-26	1,105	1,067	3
Women's Health
NuvaRing	700	686	2	593	550	8	107	135	-21
Implanon / Nexplanon	581	535	9	421	375	12	160	160
Diversified Brands
Singulair	503	521	-3	24	16	54	479	505	-5
Cozaar / Hyzaar	329	348	-6	16	18	-13	313	330	-5
Nasonex	226	274	-17	2	8	-74	224	266	-16
Arcoxia	221	249	-11				221	249	-11
Follistim AQ	182	198	-8	80	83	-3	102	115	-12
Other Pharmaceutical (5)	3,634	3,486	4	1,142	932	23	2,492	2,557	-3

ANIMAL HEALTH	3,271	3,176	3	966	924	4	2,305	2,252	2
Livestock	2,007	1,946	3	406	383	6	1,601	1,563	2
Companion Animals	1,264	1,230	3	560	541	4	704	689	2

Other Revenues (6)	483	261	86	152	295	-48	331	(34)	*

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $6,441 million and $5,254 million on a global basis for third quarter 2019 and 2018, respectively.

(4) Total Diabetes sales were $4,242 million and $4,510 million on a global basis for third quarter 2019 and 2018, respectively.

(5) Includes Pharmaceutical products not individually shown above.

(6) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2019				2018
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	% Change 3Q
TOTAL PHARMACEUTICAL	$9,663	$10,460	$11,095	$31,218	$8,919	$9,282	$9,658	$27,859	$9,830	$37,689	15
United States	4,175	4,758	5,132	14,065	3,716	3,841	4,649	12,206	4,402	16,608	10
% Pharmaceutical Sales	43.2%	45.5%	46.3%	45.1%	41.7%	41.4%	48.1%	43.8%	44.8%	44.1%
Europe (1)	2,335	2,301	2,304	6,941	2,402	2,322	2,114	6,839	2,237	9,076	9
% Pharmaceutical Sales	24.2%	22.0%	20.8%	22.2%	26.9%	25.0%	21.9%	24.5%	22.8%	24.1%
Japan	779	900	894	2,573	718	834	740	2,292	835	3,127	21
% Pharmaceutical Sales	8.1%	8.6%	8.1%	8.2%	8.1%	9.0%	7.7%	8.2%	8.5%	8.3%
Asia Pacific	1,367	1,351	1,536	4,254	1,112	1,224	1,054	3,390	1,199	4,589	46
% Pharmaceutical Sales	14.1%	12.9%	13.8%	13.6%	12.5%	13.2%	10.9%	12.2%	12.2%	12.2%
China	725	745	898	2,368	459	530	488	1,476	601	2,077	84
% Pharmaceutical Sales	7.5%	7.1%	8.1%	7.6%	5.1%	5.7%	5.1%	12.2%	6.1%	5.5%
Latin America	427	523	534	1,484	398	459	493	1,350	530	1,880	8
% Pharmaceutical Sales	4.4%	5.0%	4.8%	4.8%	4.5%	4.9%	5.1%	4.8%	5.4%	5.0%
Eastern Europe/Middle East Africa	343	388	423	1,154	335	356	347	1,038	349	1,388	22
% Pharmaceutical Sales	3.6%	3.7%	3.8%	3.7%	3.8%	3.8%	3.6%	3.7%	3.6%	3.7%
Canada	177	179	211	568	196	192	177	565	211	776	19
% Pharmaceutical Sales	1.8%	1.7%	1.9%	1.8%	2.2%	2.1%	1.8%	2.0%	2.1%	2.1%
Other	60	60	61	179	42	54	84	179	67	245	-27
% Pharmaceutical Sales	0.6%	0.6%	0.5%	0.6%	0.5%	0.6%	0.9%	0.6%	0.7%	0.7%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q19	3Q18	Sep YTD 2019	Sep YTD 2018
Interest income	$(61)	$(92)	$(225)	$(257)
Interest expense	231	190	674	569
Exchange losses	38	42	166	119
Income from investments in equity securities, net (1)	(16)	(198)	(50)	(376)
Net periodic defined benefit plan (credit) cost other than service cost	(128)	(119)	(409)	(384)
Other, net	(29)	5	206	(183)
Total	$35	$(172)	$362	$(512)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.